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                                                                   EXHIBIT 10.03


                   Supporting Subsidiary Security Agreement

     This Supporting Subsidiary Security Agreement (the "Agreement") dated as of September 6, 1996 by and among the parties who have executed this Agreement (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as Schedule A, being herein referred to collectively as the "Debtors" and individually as a "Debtor"), and Harris Trust and Savings Bank ("Harris") with its mailing address 111 West Monroe Street, Chicago, Illinois 60690, acting as agent hereunder for the Lenders hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");

                         W I T N E S S E T H  T H A T:

     Whereas, the Debtors are subsidiaries or affiliates of either LaSalle Partners Limited Partnership, a Delaware limited partnership ("LPL") or LaSalle Partners Management Limited Partnership, a Delaware limited partnership ("LPML"; LPL and LPML are sometimes hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers");

     Whereas, the Borrowers, Harris, individually and as agent, and LaSalle National Bank have entered into a Credit Agreement dated as of September 6, 1996 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which such lenders (Harris and the other lenders which are now or which from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers;

     Whereas, as a condition precedent to extending the credit facilities to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Debtor grant to the Agent a lien on and security interest in certain personal properties of such Debtor as collateral security for such credit facilities and related obligations pursuant to this Agreement;

     Whereas, the interdependent nature of the businesses of each of the Debtors and the Borrowers is such that the viability of each Debtor is dependent upon the continued success of the Borrowers and upon the continuation of the



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Borrowers' business relationships with such Debtor, and the continuation thereof necessitates the Borrowers' access to credit and other financial accommodations from the Lenders which the Lenders will only make available on the condition, among others, that the Debtors execute and deliver this Agreement;

     Whereas, each Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Lenders to the Borrowers; and

     Now, Therefore, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  Grant of Security Interest in the Collateral; Obligations
 Secured.

     (a) Each Debtor hereby grants to the Agent for the benefit of the Lenders a security interest in and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Lenders a continuing security interest in and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

          (i) Receivables. All of such Debtor's present and future rights to payment for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not they have been earned by performance, proceeds of any letters of credit on which such Debtor is named as beneficiary, contract rights, chattel paper, instruments, documents, notes, drafts, acceptances, insurance proceeds, and all such obligations whatsoever owing to such Debtor, together with all instruments and all documents of title representing any of the foregoing (the "Receivables"); and

          (ii) Equipment. Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment, machinery, tools, trade fixtures, furniture, furnishings, office equipment, vehicles [including vehicles subject to a certificate of title law] and all other goods now or hereafter used or usable in connection with

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     such Debtor's business, together with all parts, accessories and attach ments relating to any of the foregoing);

          (iii) Deposits and Property in Possession. All deposit accounts (whether general, specific or otherwise) maintained with the Agent or any of the Lenders and all sums now or hereafter on deposit therein or payable thereon, and any and all other property or interests in property which now is or may from time to time hereafter come into the possession, custody or control of the Agent or any of the Lenders, or any agent of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise) but excluding all accounts of any Debtor in a fiduciary capacity;

          (iv) Records. Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes, and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

          (v) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

          (vi) Proceeds. All substitutions for and all replacements, proceeds of the foregoing and, to the extent not otherwise included, all payments under any insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Receivables or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary all of the foregoing being herein sometimes referred to as the "Collateral".

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          (b)  This Agreement is made and given to secure, and shall secure, the payment and performance of (i) any and all indebtedness, obligations and liabilities of either Borrower or any Debtor under or in connection with or evidenced by (w) the Credit Agreement or (x) the Notes of either Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of either Borrower to reimburse the Agent for the amount of all drawings on all Letters of Credit issued for the account of either Borrower pursuant to the Credit Agreement, and all other obligations of either Borrower under any and all applications for such Letters of Credit or (y) any of the Security Documents, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent and the Lenders in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby other than any of the foregoing that result from the gross negligence or willful misconduct of the Agent or such Lender
     (all of the indebtedness, obligations, liabilities, expenses and charges described in clauses (i) and (ii) above being hereinafter referred to as the "Obligations").

     Section 2. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, represen-tations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

     Section 3. Covenants, Agreements, Representations and Warranties. Each Debtor hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders that:

          (a) Each Debtor is a limited partnership duly organized, validly existing and in good standing under the laws of its state of formation, is the sole and lawful owner of the Collateral and has full right, power and authority to enter

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     into this Agreement and to perform each and all of the matters and things herein provided for; and the execution and delivery of this Agreement, and the observance and performance of any of the matters and things herein set forth, will not contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon such Debtor or any provision of such Debtor's partnership agreement or of any covenant, indenture or agreement of or affecting such Debtor or any of their respective properties, or result in the creation or imposition of any lien or encumbrance on any of its property.

          (b) The Collateral owned or leased by each Debtor is and will remain in such Debtor's possession or control at the locations listed on Schedule B attached hereto (collectively, the "Permitted Collateral Locations"). If for any reason Collateral is at any time kept or located at locations other than the Permitted Collateral Locations, the Agent shall nevertheless have and retain a security interest therein. Each Debtor's chief executive office is located at the location specified on Schedule B. Each Debtor keeps and shall keep all of its books and records relating to Receivables only, at 200 East Randolph Drive, Chicago, Illinois 60601; and no Debtor has any other principal place of business other than those listed on Schedule B. No Debtor will maintain an executive office or place of business at a location other than those specified pursuant to the immediately preceding sentence without first providing the Agent thirty
     (30) days' prior written notice of such Debtor's intent to do so; provided, however, that each Debtor will at all times maintain its chief executive office in the contiguous continental United States of America.

          (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent therein and the Liens permitted under Section 6.15 of the Credit Agreement.

          (d) Except as permitted by the Credit Agreement, no Debtor will, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein. Provided that no Event of Default has occurred and is continuing the Debtors shall be entitled to receive and retain the proceeds of any such sale up to $100,000 for all such Debtors in any calendar year. If the Debtors receive any such proceeds in excess of $100,000 per calendar year, the Debtors shall notify the Agent and if the Lenders so direct, apply such proceeds to repay outstanding Facility A Loans and

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reduce the Facility A Commitments by such amount. The Agent shall, upon a
Debtor's request, provide a release of its lien on any Collateral sold or otherwise disposed of by such Debtor in accordance with the first sentence of this paragraph.

     (e) Each Debtor will insure the Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent may reasonably specify, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent and the Lenders as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least thirty (30) days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be satisfactory to the Agent in all other respects. Each Debtor may retain any proceeds of such insurance arising out of the loss, damage, or destruction of the Collateral owned or leased by it so long as no Event of Default (as hereinafter defined) shall have occurred and be continuing or shall arise after giving effect to such loss, damage, or destruction. During the existence of any Event of Default, each Debtor will immediately pay over such proceeds of insurance to the Agent which shall thereafter be applied to the reduction of the Obligations (whether or not then due) or held as collateral security therefor, as the Agent may then determine and as otherwise provided for in the Credit Agreement. All insurance proceeds shall be subject to the lien and security interest of the Agent. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time during the existence of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance.

     (f) Each Debtor will at all reasonable times allow the Agent, any Lender and their respective representatives free access to and right of inspection of the Collateral.

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     (g)  No Debtor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on the signature pages of this Agreement. No Debtor will change its name or transact business under any other trade name, in each case without first giving the Agent thirty (30) days' prior written notice of its intent to do so.

     (h) Each Debtor agrees to execute and deliver to the Agent such further agreements and assignments or other instruments and documents and to do all such other things as the Agent may reasonably deem necessary or appropriate to assure the Agent its security interest hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments and documents as the Agent may from time to time reasonably require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "Code"). Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Debtor wherever the Agent in its sole discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction. Each Debtor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral. Without limiting the generality of the foregoing, each Debtor will: (i) at the request of the Agent, either turn over possession to the Agent or mark conspicuously each negotiable document and each chattel paper included in the Collateral and each of the records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper or Collateral is subject to the security interest granted hereby; (ii) if any Receivable owned by such Debtor in an amount greater than $10,000 shall be or becomes evidenced by a promissory note or other instrument (other than checks received in payment of obligations under Receivables) or chattel paper, deliver and pledge to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Agent or any

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Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (i) After the occurrence and during the continuance of an Event of Default or the occurrence of an event which with the lapse of time or the giving of notice would be an Event of Default under Section 7.6 of the Credit Agreement, on failure of a Debtor to perform any of the covenants and agreements herein contained, the Agent may at its option perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2% to the Domestic Rate as from time to time in effect with any change in such rate per annum as so determined by reason of a change in such Domestic Rate to be effective on the date of such change in said Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve such Debtor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with the Agent but excluding all accounts of any Debtor in a fiduciary capacity for the amount of such sums and amounts so expended.

     Section 4. Special Provisions Re: Receivables.

     (a) Except as otherwise provided in this subsection (a), each Debtor shall continue to collect, at its own expense, all amounts due or to become due such Debtor under the Receivables. In connection with such collections, a Debtor may take such action as such Debtor may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Debtors of its intention to do so,

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to notify (and, if requested by the Agent, the Debtors shall notify) the account debtors or obligors under any Receivables, or other obligations in which a security interest is granted hereby, of the assignment of such Receivables or obligations to the Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Debtor thereunder directly to the Agent and, upon such notification and at the expense of such Debtor, to enforce collection of any such Receivables or obligations through legal proceedings or otherwise, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done, and to do so in the Agent's own name or in the name of others (including, without limitation, such Debtor). After receipt by a Debtor of the notice from the Agent referred to in the proviso to the preceding sentence: (i) all amounts and proceeds (including instruments) received by a Debtor in respect of the Receivables, or other obligations in which a security interest is granted hereby, shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Debtor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as collateral and either released to such Debtor so long as no Event of Default shall have occurred and be continuing or if an Event of Default shall have occurred and be continuing, applied as provided in the Credit Agreement;
and (ii) no Debtor shall adjust, settle or compromise the amount or payment of any Receivable, or other obligations in which a security interest is granted hereby, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

     Section 5. Special Provisions Re: Equipment.

     (a) Each Debtor will at its own cost and expense maintain, keep and preserve the Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to the Equipment so that the efficiency thereof shall be fully preserved and maintained.

     (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell obsolete, worn out or unusable Equipment which is concurrently replaced with similar Equipment at least equal in quality and condition to that sold and owned by such Debtor free of any lien, charge or encumbrance other than the security interest granted hereby and any liens permitted under Section 6.15 of the Credit Agreement.

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     (c)  Upon the Agent's request, each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of the Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Agent.

     (d) No material portion of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

     Section 6. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney in fact, with full power upon the occurrence and during the continuation of an Event of Default hereunder to sign such Debtor's name on verifications of accounts, to send requests for verification of Receivables to such Debtor's customers and account debtors, to endorse such Debtor's name on any checks, notes, acceptan-ces, money orders, drafts and any other forms of payment or security that may come into the Agent's possession, to sign such Debtor's name on any invoice or bill of lading relating to any Receivables, on claims to enforce collection of any Receivable, on notices to and drafts against customers and account debtors, on schedules and assignments of Receivables, on notices of assignment and on public records, to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Debtor and to do all things necessary to carry out this Agreement. Such Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Debtors under the Credit Agreement have terminated. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without a Debtor's signature appearing thereon. Each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor, which power of attorney is coupled with an interest and is irrevocable until the Obligations have been fully paid and satisfied and the commitments

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of the Lenders to extend credit to or for the account of each Borrower under the
Credit Agreement have terminated.

     Section 7.  Defaults and Remedies.

     (a) The occurrence of any event or the existence of any condition which is specified as an "Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Lender hereunder, each Debtor shall pay the Agent and any Lender all costs and expenses incurred by the Agent or such Lender, including attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lender or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 12(b) hereof at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such

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sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on each Debtor's premises (each Debtor hereby agreeing to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

     (d) Without in any way limiting the foregoing, each Debtor hereby grants to the Agent and the Lenders a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Lenders on all or any part of the Collateral. The license and right granted the Agent and the Lenders hereby shall be without any royalty or fee or charge whatsoever.

     (e) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither the Agent or any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their

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gross negligence or willful misconduct. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

     Section 8. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default hereunder shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Obligations in accordance with the terms of the Credit Agreement. Each Debtor shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Debtors or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

     Section 9. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of either Borrower under the Credit Agreement have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

     Section 10. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article IX of the Credit Agreement, all of which provisions of said
Article IX are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or in the value of any of the Collateral.

     Section 11. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit or otherwise make financial accommodations available to or for the account of each Borrower under the Credit Agreement have expired or otherwise have been terminated. Each Debtor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any holder of any of the Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. Without limiting the restrictions contained in Sections 10.13 and 10.14 of the Credit Agreement, the lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof or of any obligor thereon. The Lenders may at their discretion at any time grant credit to the Borrowers, or any of them individually, without notice to any Debtor in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. No release, compromise or discharge of any Debtor hereunder or with respect to any of the Obligations or any Collateral provided by such Debtor shall release or discharge, or impair the agreements of, any other Debtor hereunder or in any manner impair the liens and security interests granted by any other Debtor hereunder; and the Agent may proceed against the Collateral provided hereunder by any one or more of the Debtors without proceeding against the other Debtors, their respective properties or any other security or guaranty whatsoever. Without limiting the generality of the foregoing, the requisite number of Lenders (as determined in accordance with the terms of the Credit Agreement) may at any time or from time to time release any Debtor from its obligations hereunder or release any Collateral or effect any compromise with any Debtor, and no such release or compromise shall in any manner impair or otherwise effect the liens granted by, or the obligations of, the other Debtors hereunder. In order to foreclose or otherwise realize hereon and to exercise the rights granted the Agent hereunder and under applicable law, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to any Borrower or any other obligor on any of the Obligations or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     Section 12.  Miscellaneous.

     (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Debtors, their respective successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent, the Lenders, and their successors and assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Section 10.13 and 10.14 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement. Each Debtor hereby releases the Agent and each Lender from any liability for any act or omission relating to the Collateral or this Agreement, except for the Agent's or such Lender's gross negligence or willful misconduct.

     (b) Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party, and shall be deemed to have been made when given to the relevant party, in accordance with Section 10.15 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Lenders.

     (d) Notwithstanding anything herein to the contrary, the right of recovery against each Debtor under this Security Agreement shall not exceed the Maximum Liability Amount. For purposes of this paragraph, the term "Maximum Liability Amount" shall mean $1.00 less than the amount of the lowest claim on this Security Agreement which would render it void or voidable under applicable law against such Debtor.

     (e) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (g) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

     In Witness Whereof, each Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                LaSalle Partners Management (Arizona)
                                     Limited Partnership, an Arizona
                                     limited partnership

                                By:  LaSalle Partners Management Limited
                                     Partnership, a Delaware limited partnership
                                     Its: General Partner


                                     By /s/ Charles K. Esler, Jr.
                                       --------------------------
                                     Name: Charles K. Esler, Jr.
                                           Its:  President, Managing Director,
                                                   Treasurer and Secretary


                                Lasalle Partners (Georgia) Limited Partnership,
                                     a Georgia limited partnership

                                By:  LaSalle Partners Limited Partnership,
                                     a Delaware limited partnership
                                     Its:  General Partner


                                     By: /s/ Timothy M. McGarrity
                                        -------------------------
                                     Name:  Timothy M. McGarrity
                                           Its:  Vice President, Treasurer and
                                                   Assistant Secretary

                                    LaSalle Construction Limited Partnership,
                                         a Delaware limited partnership

                                    By:  LaSalle Construction Corporation,
                                         an Illinois corporation
                                         Its:  General Partners


                                         By: /s/ Ronald P. Vander Weele
                                             --------------------------
                                         Name:  Ronald P. Vander Weele
                                                Its:  Senior Vice President


                                    LaSalle Advisors Limited, a Delaware
                                         limited partnership

                                    By:  LaSalle Partners Limited Partnership,
                                         a Delaware limited partnership
                                         Its:  General Partner


                                         By: /s/ Timothy M. McGarrity
                                            -------------------------
                                         Name:  Timothy M. McGarrity
                                                Its:  Vice President, Treasurer
                                                        and Assistant Secretary


                                    ABKB/LaSalle Securities Limited Partnership,
                                         a Maryland limited partnership

                                    By:  ABKB/LaSalle Securities, Inc., a
                                         Maryland corporation
                                         Its:  General Partners


                                         By: /s/ Ronald P. Vander Weele
                                            ---------------------------
                                         Name:  Ronald P. Vander Weele
                                                Its:  Senior Vice President

                                LaSalle Partners (New York) Limited Partnership,

                                By:  LaSalle Partners Incorporated, a
                                     New York corporation
                                     Its:  General Partners


                                     By: /s/ Charles K. Esler
                                        ---------------------
                                     Name:  Charles K. Esler
                                            Its:  President

                                LaSalle Partners (Colorado) Limited Partnership,
                                     a Colorado limited partnership


                                     By: /s/ Kenneth R. Gillis
                                        ----------------------
                                     Name:  Kenneth R. Gillis
                                            Its:  General Partner

                                LaSalle Partners Management (Illinois)
                                     Limited Partnership, an Illinois
                                     limited partnership


                                     By: /s/ Jon R. Andersen
                                        --------------------
                                     Name:  Jon R. Andersen
                                            Its:  General Partner

                                LSPAM (California) Limited Partnership,
                                     a California limited partnership

                                By:  LaSalle Partners Asset Management of
                                     California, Inc., a California corporation
                                     Its:  General Partner


                                     By: /s/ Charles K. Esler, Jr.
                                        --------------------------
                                     Name:  Charles K. Esler, Jr.
                                            Its:  President

                    LPAML-COPUB Limited Partnership,
                         a Delaware limited partnership

                    By:  LPAML-COPUB Corporation, a
                         Delaware corporation
                         Its: General Partner


                         By: /s/ Charles K. Esler, Jr.
                            --------------------------
                         Name:  Charles K. Esler, Jr.
                                Its:  President

                    LPAML Colorado Limited Partnership,
                         a Colorado limited partnership


                         By: /s/ Lilly A. Barnett
                            ---------------------
                         Name:  Lilly A. Barnett
                                Its:  General Partner

                    LaSalle Partners Development Limited,
                         a Delaware limited partnership

                    By:  LaSalle Partners Management Limited
                         Partnership, a Delaware limited partnership
                         Its: General Partner


                         By: /s/ Charles K. Esler, Jr.
                            --------------------------
                         Name:  Charles K. Esler, Jr.
                                Its:  President

                    LaSalle Partners Management (Ohio) Limited
                         Partnership, an Illinois limited partnership


                         By: /s/ Cynthia K. Bucco
                            ---------------------
                         Name:  Cynthia K. Bucco
                                Its:  General Partner

                    LaSalle Partners Management Limited
                         Partnership, a Florida limited partnership


                         By: /s/ Robert N. Rea
                            ------------------
                         Name:  Robert N. Rea
                                Its:  General Partner

                    LSP Services (California) Limited Partnership,
                         a California limited partnership

                    By:  LaSalle Partners of California, Inc., a
                         California corporation
                         Its:  General Partner


                         By: /s/ Stuart L. Scott
                            --------------------
                         Name: Stuart L. Scott
                               Its:  President


                    LaSalle Partners (Illinois) Limited Partnership,
                         an Illinois limited partnership


                         By: /s/ Stuart L. Scott
                            --------------------
                         Name: Stuart L. Scott
                               Its:  President

Accepted and agreed to in Chicago, Illinois as of the date first above written.

                    Harris Trust And Savings Bank, as Agent
                         as aforesaid for the Lenders


                         By: /s/ M. Elizabeth Gilliam
                            -------------------------
                              Its: Vice President
                                  ---------------